PACIFIC CORPORATE CENTER LEASE

          This LEASE is made and entered into as of March ___, 2001 by and between Greenville Investors, L.P. a California limited partnership (hereafter, "Landlord"), and Ingenuus Corporation, a Delaware corporation (hereafter "Tenant").

         A. DEMISE. Landlord hereby leases, demises and lets to Tenant, and Tenant hereby leases, hires and takes from Landlord those certain premises (the "Premises") described as follows:

That certain portion, consisting of approximately 19,262 square feet, of the commercial building designated as Building 4 on the Site Plan attached hereto as Exhibit A and to be constructed by Landlord and Tenant in accordance with
Article 8 hereof, located at 7451 Longard Road, Livermore, California. The Premises is a part of Pacific Corporate Center, a common interest development being developed by Landlord in the City of Livermore, Alameda County, California, (the "Center") which includes eight (8) parcels of real property together with all buildings and other structures and improvements to be constructed thereon. The Center is more particularly described on Exhibit B, the Center Legal Description. All parcels of real property in the Center owned (in whole or in part) by Landlord from time to time are hereinafter collectively referred to as "Landlord's Parcels". The exterior walls, roof, air space above and the area beneath the Premises are not demised and their use together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Premises in locations that will not materially interfere with Tenant's use and serving other parts of the Project, are hereby reserved to the Landlord, except as otherwise expressly provided herein.

         B. TERMS, COVENANTS AND CONDITIONS. The parties agree that this Lease is made upon the following terms, covenants and conditions:

                             ARTICLE 1. BASIC TERMS

         In all instances, the basic terms set forth in this Article I are subject to the main body of the Lease in general and those Articles noted in parentheses in particular.

(a)       Term: Ten (10) Lease Years                                                   (Art. 2)

(b)       Initial Monthly Minimum Rent: $22,563.54                                     (Art. 3)

(c)       Security Deposit; $27,544.66                                                 (Art. 5)

          Prepaid Rent: $27,544.66

(d)       Tenant's Initial Estimated Operating Expense Payment: $1618.00/mo.           (Art.10)

(e)       Tenant's Initial Estimated Tax Payment: $3390.11/mo.

(f)       Tentative Commencement Date: August 15, 2001                                 (Art. 2)

(g)       Rent Commencement Date: Seventy-five (75) days after the Commencement Date

(h)       Use: Office and administrative purposes                                      (Art. 4)

(i) This Lease consists of Articles 1 through 32, Addendum to Lease, and Exhibits A, B, C, D, E, F and G attached hereto, which are by this reference incorporated herein.

(j)       Number of reserved parking spaces: 60

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

                                 ARTICLE 2. TERM

         2.1 The initial term of this Lease shall commence on the "Commencement Date" which is the date that Landlord delivers the Base Building portion of the Premises to Tenant in accordance with Paragraph 8.1 below, and shall terminate at midnight on the last day of the tenth (10th) Lease Year.

                                                              See Addendum A-2.I
                                                              ------------

         2.2 The first "Lease Year" shall begin on the Commencement Date and shall expire on the last day of the month, twelve (12) full calendar months next following the Rent Commencement Date. If the Rent Commencement Date occurs on the first day of the calendar month, then the first Lease Year shall end on the day immediately preceding the first anniversary of the Rent Commencement Date. Subsequent Lease Years shall be each consecutive twelve (12) calendar month period thereafter.

         2.3 Promptly after the Rent Commencement Date, Tenant shall execute a written acknowledgment of the Commencement and Rent Commencement Dates in the form attached hereto as Exhibit D.

                             ARTICLE 3. MINIMUM RENT

         3.1 Tenant agrees to pay without offset or deduction of any kind the initial monthly Minimum Rent amount set forth in Paragraph 1(b) above and as adjusted pursuant to the Rent Schedule attached hereto as Exhibit E, in advance at Landlord's address on the first day of each calendar month during the term of this Lease. Tenant's obligation to pay such rent shall commence on the "Rent Commencement Date" set forth in Paragraph 1(g). If the Rent Commencement Date is not the first day of a calendar month, the first month's rent shall be prorated on the basis of a thirty (30) day month, and shall be payable with the first full monthly rental due hereunder. Landlord's address shall be as set forth below its signature, or as from time to time designated by Landlord to Tenant in writing.

         3.2 Concurrent with the execution of this Lease, Tenant shall deposit with Landlord the sum specified in Paragraph 1(c) above as prepaid minimum Rent under this Lease.

                           ARTICLE 4. USE OF PREMISES

         4.1 The Premises shall be used and occupied only for the purposes described in Paragraph1(h) above, and for no other purposes without Landlord's prior written consent.

         4.2 Tenant shall not do or permit to be done in or about the Premises anything which is illegal or unlawful; or which is of a hazardous or dangerous nature; or which will increase the rate of or cause cancellation of, any insurance on the building of which the Premises are a part. Tenant shall not obstruct or interfere with the rights of any other tenants and occupants of the Center or their invitees, nor injure or annoy them, nor operate the Premises in a manner which unreasonably disturbs other tenants in the use of their premises in the Center

         4.3 Tenant acknowledges that although Landlord has permitted Tenant the use of Premises for the purpose described in this Article, neither Landlord nor any agent of Landlord has made any representation or warranty to Tenant with respect to the suitability of the present zoning of the Building for such use. Tenant assumes all responsibility for investigating the suitability of the zoning for its use and for compliance with all other laws and regulations governing such use, except that Landlord represents that the Premises are currently zoned for commercial use.

         4.4 Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, nor commit any waste therein or thereon. Tenant shall not use nor permit the use of the Premises or any part thereof as living or sleeping quarters.

         4.5 Tenant shall furnish, install and maintain in the Premises such trade fixtures, furniture and other property reasonably appropriate to the conduct of Tenant's business.


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
         4.6 Tenant agrees that, at its own cost and expense, it will comply with and conform to all laws and ordinances and any and all lawful requirements and orders of any properly constituted governmental board of authority, in any way relating to the use or occupancy of the Premises throughout the entire term of this Lease; specially including the Livermore Fire Code requiring all tenants to obtain fire extinguishers for the Premises and maintain it so that is fully charged and operational at all times and inspected annually. Further, Tenant agrees that, at its own cost and expense, it will make all alterations to the Premises, Building, and the Center, including structural alterations, required to comply with the Americans with Disabilities Act ("ADA") as it relates to Tenant's improvements, use, or occupancy of the Premises.

         4.7 Tenant shall place no loads upon the floors, walls or ceilings of the Premises in excess of the maximum designed load determined by Landlord and communicated in writing to Tenant.

         4.8 Hazardous Substances:

         (a) Reportable Uses Require Consent: The term "hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Tenant shall not engage in any activity about the Premises, which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph (d) hereinafter). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, (i) operate a business on the Premises for the Permitted Use and (ii) use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefore. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the Center and the environment against damage contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit amount under Paragraph 5 hereof either initially or at any time during Tenant's continued use of Hazardous Substances in the Premises. Tenant shall deliver to Landlord at least fifteen (15) business days prior to the earlier of(i) the date it opens for business at the Premises and (ii) the date it places Hazardous Substances on the Premises, a notice specifying the name of the hazardous Substances and the quantities of such materials that Tenant intends to place on the premises together with a copy of all permits and other approvals required to be obtained to lawfully operate Tenant's business and Hazardous Substances on the Premises;

         (b) Duty to Inform Landlord: If Tenant knows, or has reasonable cause to believe, that a hazardous Substance has come to be located in, on, under or about the Premises or Building or Center, other than as previously consented to by Landlord, Tenant shall immediately give Landlord written notice thereof together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or


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
exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing, storm, or sanitary sewer system).

         (c) Indemnification: Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders, and the Premises and Center, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought into the Premises and/or Center by or for Tenant, its employees, agents or contractors. Tenant's obligations under this Paragraph 4.8(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including reasonable consultants' and attorneys' fees and testing), removal, remediation, restoration and / or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.

         (d) Tenant's Compliance with Requirements: Tenant shall, at Tenant's sole cost and expense fully, diligently and in a timely manner, comply with all "Applicable Requirements", which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and any recommendations (if communicated in writing to Tenant) of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to
(i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within ten (10) days after receipt of Landlord's written request made from time to time, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Requirements specified by Landlord, shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

         (e) Inspection; Compliance with Law: Landlord, Landlord's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises, subject to Tenant's reasonable security requirements, at any time in case of an emergency, and otherwise at reasonable times and upon reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements (as defined hereafter), and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities, including but not limited to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless the inspection is during any period that Tenant is conducting a Reportable Use in the Premises in which event the same shall be paid by Tenant), or a material breach of this Lease by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority. In such case, Tenant shall, upon request, reimburse Landlord or Landlord's Lender, as the case may be, as additional rent, for the costs and expenses of such inspections.

         (f) Survival of Obligations:  Tenant's  obligations  under this Section
4.8 shall survive the termination of this Lease.


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
         4.9 Declaration. Tenant acknowledges and agrees that this Lease shall be subject to and subordinate to a Declaration of Covenants, Conditions and Restrictions which will be recorded prior to the Delivery Date in the Official Records of Alameda County, California, which, together with all amendments from time to time; are collectively referred to as the "Declaration". Tenant agrees to bound by and comply with all provisions of the Declaration.

                           ARTICLE 5. SECURITY DEPOSIT

         5.1 Concurrent with the execution of this Lease, Tenant shall deposit with Landlord the sum specified in Paragraph 1(c) above. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the obligations of this Lease to be kept and performed by Tenant. Said deposit shall not be assigned, transferred or encumbered by Tenant, and any attempt to do so by Tenant shall not be binding upon Landlord.

         5.2 If Tenant defaults with respect to any provision of this Lease, and such default is not cured within any applicable cure period, or should Landlord make any payment on behalf of Tenant, Landlord may (but shall not be required to) use, apply or retain all or any part of said deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord has suffered or may suffer by reason of Tenant's default. If any portion of said deposit is so used, applied or retained, Tenant shall, within five (5) days after Landlord's written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to its original sum. Tenant's failure to do so shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Article 25 hereof.

         5.3 Landlord shall not be required to keep said deposit separate from its general funds and is in no event to be deemed a trustee thereof, and Tenant shall not be entitled to interest on any sums deposited or redeposited under this Article. Tenant acknowledges that said deposit under no circumstances will be applied toward the payment of Tenant's final monthly rental payment. If Tenant shall have fully and faithfully performed all of its obligations under this Lease, said deposit or its then remaining balance, if any, shall be refunded to Tenant within thirty (30) days after the termination of this Lease. If Tenant has not hilly and faithfully performed all of its obligations under this Lease, including but not limited to the requirements of Paragraph II.1 herein regarding Tenant's surrender of the Premises upon expiration or sooner termination, Landlord may apply the security deposit towards the costs for the cleaning and/or repair of the Premises or the costs associated with Tenant's failure to perform other obligations. In the event Landlord's interest in this Lease is sold or otherwise terminated, Landlord shall transfer said deposit to its successor in interest, and thereupon Landlord shall be discharged from any further liability with respect thereto. The provisions of the preceding sentence shall likewise apply to any subsequent transferees.

         5.4 If for any reason this Lease is terminated prior to the Rent Commencement Date (other than for nonperformance of Landlord), in addition to any other rights it may have, Landlord shall have the right to retain the security deposit, the prepaid rent amount deposited pursuant to Section 3.2 above.

                              ARTICLE 6. UTILITIES

         6.1 Tenant, at its own cost and expense, shall pay for all water, gas, heat, electricity, garbage disposal, sewer charges, telephone, and any other utility or service charge related to its occupancy of the Premises, including but not limited to any hook-up charges there may be and Tenant's prorata share of all charges for water and electricity used with respect to the landscaping and outdoor lighting on Parcel 4. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

         6.2  Landlord  shall  not  be  liable  in  damages,   consequential  or
otherwise,  nor  shall  there  be  any  rent  abatement,   arising  out  of  any
interruption or reduction whatsoever in utility


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
services (i) which is due to fire, accident, strike, governmental authority, acts of God, acts of other tenants or other third parties, or other causes beyond the reasonable control of Landlord or any temporary interruption in such service, and (ii) which is necessary to the making of alterations, repairs, or improvements to the Center, or any part of it, or (iii) which the Landlord deems necessary in order to conserve energy.

                         ARTICLE 7. REAL PROPERTY TAXES

         7.1 Tenant shall pay as Additional Rent its proportionate share of all "Taxes" (as hereinafter defined) which may be levied, assessed or imposed against or become a lien upon, the land, buildings and all other improvements on Parcel 4. The term "Taxes" shall mean and include real estate taxes, assessments (special or otherwise) including impositions for the purpose of funding special assessment districts, water and sewer rents, rates and charges (including water and sewer charges which are measured by the consumption of the actual user of the item or service for which the charge is made) levies, fees (including license fees) and all other taxes, governmental levies and charges of every kind and nature whatsoever, (and whether or not the same presently exist or shall be enacted in the future) which may during the term be levied, assessed, imposed, become a lien upon or due and payable with respect to, out of or for the Landlord's Parcel or any part thereof, or of any land, building or improvements thereon, or the use, occupancy or possession thereof, and imposed or based upon or measured by the rents receivable by Landlord for Parcel 4 including gross receipts taxes, business taxes, business and occupation taxes but excluding net income or excess profits taxes.

         "Taxes" shall also include interest on installment payments and all costs and fees (including reasonable attorney's and appraiser's fees) incurred by Landlord in contesting Taxes and negotiating with public authorities as to the same. Taxes shall not include, however, any franchise, estate, inheritance, corporation, transfer, net income or excess profits tax.

         7.2 Tenant shall pay its pro-rata share of the Taxes with respect to any tax fiscal year during the term hereof. Tenant's pro-rata share of such Taxes shall be an amount equal to the total of the Taxes assessed in any such tax fiscal year multiplied by a fraction the numerator of which is the Gross Leasable Area of the Premises, and the denominator of which is the Gross
Leasable Area of the building in which the Premises are located. Landlord's estimate of Tenant's initial pro-rata share, based on current calculations as outlined above is that amount set forth in Article 1(e) above.

         7.3 Commencing with the Rent Commencement Date, Tenant shall pay Landlord monthly, with each payment of monthly Minimum Rent, the amount set forth in Paragraph 1(e) above as an impound toward its share of Taxes. Tenant's actual obligation for Taxes shall be determined and computed by Landlord not less often than annually and at the time each such computation is made, Landlord and Tenant shall adjust for any difference between impounded amounts and Tenant's actual share. Tenant shall pay Landlord any deficiency (or Landlord shall pay Tenant any surplus) within ten (10) days after receipt of Landlord's statement. At the time of each such computation, Landlord may revise the monthly payment for Taxes set forth in Paragraph 1(e) above by written notification to Tenant. Tenant shall pay its share of Taxes during each year of the Lease term. Landlord shall furnish such figures, computation and information as Tenant may reasonable request for the purpose of verifying the amounts charged to Tenant by Landlord.

         7.4 If this Lease shall terminate on any date other than the last day of a tax fiscal year, the amount payable by Tenant during the tax fiscal year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of said tax fiscal year to and including said termination date bears to 365. The obligation of Tenant under this Article shall survive the termination of this Lease.

                     ARTICLE 8. CONSTRUCTION AND ACCEPTANCE

         8.1 Landlord at its sole cost and expense shall construct Landlord's Work as defined in the Work Letter attached hereto as Exhibit C and incorporated by reference herein. Landlord shall notify Tenant when Landlord has substantially completed the Base Building work within


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
the Premises described in Exhibit C and shall tender delivery of possession of the Premises to Tenant. The certification by Landlord that such Base Building work has been substantially completed shall be conclusive and binding upon the parties hereto.

         8.2 Tenant agrees, immediately upon the delivery of the Premises, substantially completed as provided in Paragraph 8.1, to accept delivery of same and to thereupon immediately proceed, with due diligence and at its own expense, to construct Tenant's Work as defined in Exhibit C. Prior to commencing Tenant's Work, Tenant shall submit to Landlord for approval good and sufficient plans and specifications prepared by an architect acceptable to Landlord. Once said plans are approved by Landlord in writing, Tenant shall apply for a building permit. After said permit has been obtained, Tenant shall construct the Tenant's Work in strict accordance with such plans and shall make no changes without Landlord's consent. Landlord may impose as a condition of its consent to the plans and any changes such requirements as Landlord in its reasonable discretion may deem reasonable and desirable, including but not limited to the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord. Tenant agrees to use only licensed contractors and to undertake said work in compliance with Exhibit C and Article 9 herein. Further, Tenant agrees to comply with all government rules, regulations and ordinances relating to Tenant's Work and Tenant's trade fixtures and will fully pay for such work and will obtain insurance as specified in Exhibit C and
Article 14. If due to Tenants Work, alterations to the Premises or Building are required to comply with the ADA requirements or any other building code or governmental requirements, Tenant shall be solely responsible for all costs associated with such alterations.

         8.3 Tenant shall, upon delivery of the Premises, immediately notify Landlord in writing of any defects or non-conformance in Landlord's Work. In the event of Tenant's proper notice, Landlord shall promptly correct the defect or non-conformance. From and after the Commencement Date, Landlord shall have no obligation in regard to said construction except as otherwise provided by this Lease and Landlord extends no warranties express or implied other than as stated above. The Tentative Commencement Date set forth in Paragraph 1(f) above is an estimate only, Landlord shall not be liable for any damages caused because of delay in delivering possession of the Premises to Tenant, provided, however, if the Commencement Date has not occurred on or before September 15, 2001, Tenant shall be entitled to a rent credit of one day's Minimum Rent for each day of Landlord's delay. The time periods referenced above with respect to delivering the Premises to Tenant shall be extended by the number of days of any delay due to Tenant's Delay (as defined in Exhibit C) and/or Force Majeure (as defined in
Section 32.8 hereafter).

         8.4 After the Premises has been constructed, Landlord's architect shall measure the gross leasable area ("GLA") of the Premises and Landlord shall notify Tenant of such measurement. The GLA so determined will be deemed to be the GLA of the Premises for all purposes of this Lease. To compute the Premises GLA, Building 4 shall be measured to the drip line. The Initial Minimum Monthly Rent, Operating Expense and Tax Payments, Security Deposit and Prepaid Rent amounts set forth in Article I were based on an estimated GLA of 19,262 square feet. In the event that the Premises GLA as determined pursuant this Section 8.4 is different from estimated GLA, such amounts set forth in Article 1 shall be adjusted accordingly.

                       ARTICLE 9. REPAIRS AND MAINTENANCE

         9.1 Subject to reimbursement by Tenant as provided in Article 10 hereof, Landlord shall keep and maintain in good repair the roof (including the structural integrity thereof) and the exterior surfaces of the exterior walls of Building 4 (exclusive of doors, door frames, door checks, other entrances, windows and window frames which are not part of common areas), all Outdoor Areas on Parcel 4 which are not Common Areas maintained by the Association pursuant to the Declaration and all Shared Areas described in the Declaration for the use of Parcel 4, provided that Tenant shall pay the cost of any such repairs occasioned by the act or negligence of Tenant, its agents, employees, invitees, licensees or contractors. Tenant shall give Landlord prompt written notice of any damage to the Premises requiring repair by Landlord.

         9.2 Except as provided in Paragraph 9.1 hereof Tenant shall, at its expense, keep and maintain the Premises and every part thereof in good order, condition and repair, including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, and shall do such reasonable periodic painting of the interior thereof as may be required and approved by Landlord. Tenant shall keep its sewers and drains open and clear, and shall keep the hallways and/or sidewalks and common areas adjacent to the Premises clean and free of debris. Tenant shall reimburse Landlord on demand for the cost of damage to the Premises or the Building or Center caused by Tenant or its employees, agents, customers, suppliers, shippers, contractors, or invitees. If Tenant shall fail to comply with the foregoing requirements, Landlord may (but shall not be obligated to) effect such maintenance and repair, and the cost thereof together with interest thereon at the maximum rate permitted by law shall be due and payable as Additional Rent to Landlord, together with Tenant's next rental installment.

         9.3 Tenant in keeping the Premises in good order, condition, and repair shall exercise and perform good maintenance practices including obtaining, at its expense, a contract for the repair and maintenance of the air conditioning and heating system, if any, exclusively serving the Premises and provide Landlord with copy of said contract within ten (10) days after the Rent Commencement Date. The contract shall be for the benefit of Landlord and Tenant and in a form and placed with a licensed contractor satisfactory to Landlord. Tenant obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         9.4 Tenant shall not make any alterations, changes or improvements in or to the Premises or any part thereof without first obtaining Landlord's written consent, and all of the same shall be at Tenant's sole cost. Landlord may impose as a condition of its consent such requirements as Landlord, in its sole discretion, may deem reasonable and desirable, including but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord and that good and sufficient plans and specifications be submitted to Landlord at such times as its consent is requested. Notwithstanding the foregoing, Landlord's consent shall not be required for any interior cosmetic alterations or alterations not exceeding $20,000 per alteration which do not affect the Base Building exterior, structure or systems; provided that Tenant shall obtain required permits and comply with all other Applicable Requirements and all requirements of Article 8, this Section 9.4 and Exhibit C regarding construction by Tenant and shall notify Landlord not less than ten (10) days prior to commencing any such alterations to give Landlord an opportunity to post a notice of non-responsibility. All alterations, additions, changes and improvements made by Tenant unless Tenant's Personal Property (as defined hereafter) shall become the property of Landlord and a part of the realty and shall be surrendered to Landlord upon the expiration or sooner termination of the term hereof provided, that Landlord may designate by written notice to Tenant those alterations, additions and improvements (specifically including Tenant Improvements) which shall be removed by Tenant at the expiration or termination of the Lease and Tenant shall promptly remove the same and repair all damage caused by such removal at its cost and with all due diligence.

                   ARTICLE 10. OPERATING AND MAINTENANCE COSTS

         10.1 All Common Areas in the Center shall be operated and maintained by the Association pursuant to the Declaration. The term "Common Areas" as used in this Lease shall include all areas in the Center defined as Common Areas in the Declaration. Landlord agrees to operate and maintain or cause to be operated and maintained during the term of this Lease all "Outdoor Areas" on Parcel 4. The term "Outdoor Areas" as used in this Lease shall include all areas on each of Landlord's Parcels which are not Common Areas or areas covered by buildings
("Building Areas") and are provided by Landlord for the convenience and exclusive use of tenants of each of Landlord's Parcels, their respective employees, customers, suppliers, shippers, contractors, and invitees.

         10.2 The manner and method of operation, maintenance, service and repair of the Common Areas and the expenditures therefor, shall be determined in accordance with the provisions of the Declaration. The manner and method of operation, maintenance, service and repair of the Outdoor Areas and the expenditures therefore shall be as determined in the sole discretion of Landlord. Except as otherwise expressly provided herein, Landlord reserves the right from time to time to make changes in, additions to and deletions from the Outdoor Areas including without limitation changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways and the purposes to which they are devoted.
Notwithstanding the foregoing, in no event shall Landlord make or permit any modifications to Landlord's Parcels which materially and adversely affect Tenant's access to or from Parcel 4 as shown on Exhibit A or which would reduce the number of parking spaces on Parcel 4 reserved to Tenant.

          10.3 Tenant agrees to comply with such reasonable rules and regulations as the Association may adopt from time to time for the orderly and proper operation of the Common Areas. Tenant further agrees to comply with and observe all reasonable rules and regulations established by Landlord from time to time for use of the Outdoor Areas on Parcel 4, including, without limitation, the removal, storage and disposal of refuse and rubbish. The initial Rules and Regulations for the Center are an Exhibit to the Declaration and attached hereto as Exhibit F. Changes in said rules shall not be binding on Tenant until Landlord has notified Tenant of such changes.

         10.4 During the term of this Lease, Tenant shall pay to Landlord, as Additional Rent, at the time and in the manner specified in Paragraph 10.6 below, Tenant's prorata share of all costs and expenses of every kind and nature paid or incurred by the Association and/or Landlord in operating, policing, protecting, lighting, providing sanitation and sewer and other services to, insuring, repairing, replacing and maintaining in neat, clean, good order and condition, the Common Areas of the Center and all Outdoor Areas on Landlord's Parcels and in operating, insuring and maintaining the Buildings on Landlord's Parcels ("operating and maintenance costs").

         Operating and maintenance costs shall include, but shall not be limited to, the following: water, gas, electricity and telephone service to the Common Areas and Outdoor Areas, and security and guard services; salaries and wages (including employment taxes and so called "fringe benefits") or maintenance contracts of all persons and management personnel connected with the regular operation, servicing, repair and maintenance, (specifically including the site coordinator and site superintendent, clerical, and on-site and off-site accounting staff), repair and replacement of roofs of Buildings on Landlord's Parcels, painting and cleaning the exterior surfaces of such Buildings, premiums for liability, property damage and Workers' Compensation insurance (which insurance Landlord, at all times during the Lease term, agrees to maintain with respect to Landlord's Parcels), including all costs associated with obtaining said insurance or making claims under such policy, including the cost of any dedtictible portion payable with respect to claims, and at its option, premiums for earthquake insurance; personal property taxes, if any; charges, excises, surcharges, fees or assessments levied by a governmental agency by virtue of the parking facilities furnished; costs and expenses of planting, replanting and relandscaping; trash disposal, if any; lighting, including exterior building lights; utilities; maintenance and repair of utility lines, sewers and fire detection and suppression systems (including the water used in connection with such systems); sweeping, repairing and resurfacing the blacktop surfaces; repainting and restriping; exterior signs and any tenant directories, reserves set aside for maintenance and repair, the cost of any environmental inspections; fees for any licenses and/or permits required for operation of the Common Areas and Outdoor Areas, or any part thereof; equipment rental or purchases, supplies, postage, telephone, service agreements, deliveries, promotion, dues and subscriptions, and legal fees; and a charge of fifteen percent (1 5%) of all operating and maintenance costs for administrative and overhead expenses.

          10.5 Tenant shall pay its pro-rata share of the operating and maintenance costs described in Paragraph 10.4 above. Tenant's share of operating and maintenance costs for the Common Areas of the Center shall be its prorata share of such costs allocated by the Association to Parcel 4 pursuant to the Declaration, determined by the GLA of the Premises compared to the

GLA of Building 4. Tenant's prorata share of all other operating and maintenance costs shall be as follows: (i) costs related to the Buildings on Landlord's Parcels shall be determined by the GLA of the Premises compared to the GLA of all Buildings on Landlord's Parcels, (ii) Tenant's prorata share of costs related to any Shared Areas allocable to Parcel 4 pursuant to the Declaration shall be determined by the GLA of the Premises compared to the GLA of Building 4, (iii) costs related to all other Outdoor Areas on Landlord's Parcels shall be determined by the square footage of Parcel 4 compared to the total square footage of all of Landlord's Parcels and Tenant's prorata share of such costs shall be determined by the GLA of the Premises compared to the GLA of Building 4, and (iv) notwithstanding the foregoing, operating costs which Landlord reasonably determines benefit only one or a portion of all of Landlord's Parcels or Buildings may be allocated only among the Parcels or Buildings benefited either by GLA or Parcel square footage, as applicable. Landlord's estimate of Tenant's initial pro-rata share of operating and maintenance costs based on current calculations as outlined above is that amount set forth in Article 1(d) above.

         10.6 As Additional Rent, Tenant shall pay Landlord monthly on the first day of each month, commencing on the Rent Commencement Date and continuing on the first day of each month thereafter during the term hereof, an operating and maintenance charge in an amount estimated by Landlord to be Tenant's share of the "operating and maintenance costs".

         The initial monthly operating and maintenance charge shall be estimated by Landlord prior to the beginning of such calendar year; Landlord may adjust said monthly charge at the end of each calendar year thereafter on the basis of Landlord's anticipated costs for the following calendar year.

         10.7 Within one hundred twenty (120) days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total operating and maintenance costs, Tenant's share of such costs, and the total of the monthly payments made by Tenant to Landlord during the calendar year just ended. Landlord shall keep good and accurate books and records concerning the operation, maintenance and management of the Landlord's Parcels, and Tenant and its agents shall have the right, upon twenty (20) days' written notice given within six (6) months after receipt of the statement for a calendar year, and at Tenant's sole cost and expense to audit, inspect and copy such books and records with respect to such calendar year at the office where the same are located. If such audit discloses that the annual statement has overstated the actual operating and maintenance expenses for the calendar year tinder review, Landlord shall rebate to Tenant the amount by which Tenant has been overcharged or, at Tenant's election, Tenant may offset such amount against operating and maintenance charges becoming due; and if the audit discloses that Landlord's annual statement has overstated such charges by more than five percent (5%), then, in addition to rebating to Tenant any overcharge, Landlord shall also pay the reasonable costs incurred by Tenant for such audit. If Landlord disputes the results of Tenant's audit, the parties shall submit the dispute for resolution by arbitration in accordance with the procedures set forth in Section 10.4 of the Declaration, which shall be deemed to he incorporated herein by this reference. The decision of the arbitrator shall be binding and conclusive on the parties.

         10.8 If Tenant's share of the operating and maintenance costs for the accounting period exceeds the payments made by Tenant, Tenant shall pay Landlord the deficiency within ten (10) days after the receipt of Landlord's statement. If Tenant's payments made during the accounting period exceed Tenant's pro-rata share of the operating and maintenance costs, Tenant may deduct the amount of the excess from the estimated payments next due to Landlord. If a credit remains at the end of the Lease Term, such credit shall be refunded by Landlord to Tenant within twenty (20) business days thereafter. The obligations of Tenant and Landlord hereunder shall survive the termination of this Lease.

                    ARTICLE 11. TRADE FIXTURES AND SURRENDER

         11.1 Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the Premises including, without limitation, all apparatus and fixtures (excluding Tenant's Personal Property) then upon the Premises, in as good condition as when received, reasonable wear and tear alone excepted, free of trash and rubbish and with carpets vacuumed, cleaned and shampooed and/or vinyl tile floors swept, wet mopped and polished, and/or concrete floors swept, subject to Landlord's election set forth in Paragraph 9.4 above to require Tenant to remove any or all alterations, changes, additions and Tenant Improvements which may have been made or installed from time to time either by Landlord or Tenant in, on or about the Premises, and to repair all damage caused by such removal. All of the same shall be the property of Landlord and shall be surrendered by Tenant without any injury, damage or disturbance thereto, and Tenant shall not be entitled to any payment therefor. Said property of Landlord shall include, without limitation, all lighting fixtures, fluorescent tubes and bulbs, and all no removable partitions.

         11.2 Within thirty (30) days of its Lease expiration, Tenant shall notify Landlord in writing of the manner and means in which it will remove any and all Hazardous Substances used in the Premises during its occupancy. Tenant shall also certify in writing upon delivery of Premises to Landlord that all Hazardous Substances were removed in accordance with all governmental and regulatory laws and that the Premises were returned to Landlord in accordance with Article 11 herein.

         11.3 Moveable trade fixtures, furniture and other personal property (collectively, Tenant's "Personal Property") installed in the Premises by Tenant at its cost shall be Tenant's property unless otherwise provided in this Lease and, if not in default hereunder, Tenant shall remove all of the same prior to the termination of this Lease and at its own cost repair any damage to the Premises and the building thereto caused by such removal. If Tenant fails to remove any of such property, Landlord may at its option retain such property as abandoned by Tenant and title thereto shall thereupon vest in Landlord, or Landlord may remove the same and dispose of it in any manner and Tenant shall, upon demand, pay Landlord the actual expense of such removal and disposition plus the cost of repair of any and all damage to said Premises and the building thereto resulting from or caused by such removal.

         11.4 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord terminate all or any existing subleases and subtenancies, or may, at Landlord's option, operate as an assignment to it of any or all such subleases or subtenancies.

         11.5 If, at any time during the last thirty (30) days of the term hereof, Tenant has removed all or substantially all of its aforesaid property from the Premises, Landlord shall thereafter have the right to enter said Premises for the purpose of altering, renovating and/or redecorating the same. Any such entry or work by Landlord shall not entitle Tenant to any abatement of rent or tiny other sum payable hereunder nor shall such entry or work be deemed an eviction or disturbance of Tenant's use and occupancy.

                        ARTICLE 12. DAMAGE OR DESTRUCTION

         12.1 Except as otherwise provided in Paragraph 12.2 below, if the Premises are damaged and destroyed by any casualty covered by Landlord's fire and special extended coverage insurance policy, Landlord shall repair such damage as soon as reasonably possible, to the extent of the available proceeds, and the Lease shall continue in full force and effect.

         12.2 If the Premises are damaged or destroyed by any casualty covered by Landlord's tire and special extended coverage insurance policy to such an extent as to render the same untennantable in whole or substantial part, or to the extent of twenty-five percent (25%) or more of the replacement value of the Premises during the last twelve (12) months of the term herein, or if the insurance proceeds are not sufficient to repair the damage, or if the Center shall be damaged to the extent of fifty percent (50%) or more of the replacement value and regardless of whether or not the Premises be damaged, then Landlord may, at Landlord's option, either (i) repair such damage as soon as reasonably possible, in which event this Lease shall continue in full force and effect, or
(ii) cancel and terminate this Lease as of the date of the occurrence of such damage by giving Tenant written notice of Landlord's election to do so within ninety (90) days after the date of the occurrence of the damage. Landlord shall deliver to Tenant written notice of Landlord's election within sixty (60) days after the date of the occurrence of the damage, which notice shall also specify the expected time to restore the Premises if Landlord elects to repair the damages.

         12.3 If at any time during the term herein the Premises are damaged and such damage was caused by a casualty not covered under Landlord's insurance policy specified in Paragraph 14.2 hereafter, Landlord may, at its option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or
(ii) cancel and terminate this Lease as of the date of the occurrence of such damage, by giving Tenant written notice of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage, in which event this Lease shall so terminate unless within thirty (30) days thereafter Tenant agrees to repair the damage at its cost and expense or pay for Landlord's repair of such damage.

         12.4 Notwithstanding anything to the contrary herein, if it is determined that the damage or destruction resulting from a casualty cannot be repaired within twelve (12) months following the date of casualty, Tenant may terminate this Lease by written notice delivered to Landlord within thirty (30) days following Tenant's receipt of Landlord's written notice given tinder
Section 12.2 or 12.3 above.

         12.5 In the event of damage or destruction not caused by Tenant's fault or neglect, then and only then shall the minimum rent and operating and maintenance expenses payable hereunder be proportionately reduced during the period of damage and any repair or restoration pursuant to this Article 12, said reduction to be based upon the extent to which the damage or the making of such repairs or restoration shall interfere with Tenant's business conducted in the Premises. In the event of damage or destruction caused by Tenant's willful misconduct, omission or negligence, rent shall continue unabated.

         12.6 Landlord shall in no event be required or obligated to repair, restore or replace any of Tenant's Personal Property. Landlord shall restore the Tenant Improvements to the extent of insurance proceeds received by Landlord.

                           ARTICLE 13. EMINENT DOMAIN

         13.1 If all or substantially all of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, (or similar law authorizing the involuntary taking of private property, which shall include a sale in lieu thereof to a public body), either party hereto shall have the right, at its option, to terminate this Lease effective as of the date possession is taken by said authority, and Landlord shall be entitled to any and all income, rent, award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi-public use or purpose. Tenant shall have no claim against Landlord for any portion of Landlord's award and shall not make a claim for the value of any unexpired term of this Lease.

         13.2 If only a portion of the Premises is taken, then this Lease shall continue in full force and effect and the proceeds of the award shall be used by Landlord to restore the remainder of the improvements on the Premises so far as practicable to a complete unit of like quality and condition to that which existed immediately prior to the taking, and the Minimum Rent shall be reduced in proportion to the floor area of the Premises taken. Landlord's restoration work shall not exceed the scope of work done by Landlord in originally constructing the Premises and the cost of such work shall not exceed the amount of the award received by Landlord with respect to the Premises.

         13.3 Nothing hereinbefore contained shall be deemed to deny to Tenant its right to claim a separate award from the condemning authority for the unamortized costs of the Tenant Improvements or damages for its trade fixtures and Personal Property.

                              ARTICLE 14. INSURANCE

         14.1 Tenant shall, at all times during the term hereof, at its expense, carry and maintain insurance policies in the amounts and in the form hereafter provided:

         (a) Commercial Liability and Property Damage: Commercial general liability insurance in an amount not less than Two Million Dollars ($2,000,000) per occurrence combined single limit of bodily injury and property damage insuring against any and all liability of the insured with respect to the Premises or arising from the maintenance, use or occupancy thereof All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and loss of or damage to property contained in Article 16 hereof. Said insurance shall provide that Landlord and its Manager, although named as additional insureds shall nevertheless be entitled to recovery thereunder for any loss suffered by it, its managers and agents, their officers, directors, partners, servants and employees by reason of Tenant's negligence. The insurance by this policy shall be primary insurance and non-contributory with either the Landlord's or its Manager's insurance and not participating with any other available insurance. The liability insurance required to be provided by Tenant shall be applicable to all claims incurred during the term of this Lease, regardless of when such claims shall be first made against Tenant and/or Landlord. Should any required liability insurance be written on a claims-made basis, Tenant shall continue to provide evidence of such coverage beyond the term of this Lease, for a period mutually agreed upon by Landlord and Tenant at the time of termination, but in no event for a period of less than five years. Not more frequently than once each year, if in the opinion of Landlord's lender or of the insurance consultant retained by Landlord, the amount of liability insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as either required by Landlord's lender or recommended by Landlord's insurance consultant.

         (b) Tenant's Property: Insurance covering all of Tenant's trade fixtures, merchandise and other personal property from time to time in the Premises in an amount equal to their full replacement cost from time to time, providing protection against any peril included within the classification "Fire and Special Extended Coverage," or an equivalent company form. The proceeds of such insurance shall, so long as this Lease remains in effect, be used to repair or replace the property damaged or destroyed.

         (c) Worker's Compensation: Worker's Compensation insurance as required by the State of California.

         (d) Policy Form: All insurance to be carried by Tenant hereunder shall be in companies, on forms and with loss payable clauses satisfactory to Landlord; and shall name Landlord, its managers, their officers, directors, partners, employees and agents as additional insureds. Each policy shall include a notice of cancellation to additional insured on the Additional Insured endorsement providing that no such policy shall be materially changed or canceled except upon thirty (30) days advance notice to all additional insureds by the issuing company in the event of cancellation or material change. Tenant shall have the right to maintain required insurance under blanket policies provided that Landlord and such parties as Landlord may reasonably designate from time are named therein as additional insureds and that the coverage afforded Landlord will not be reduced or diminished by reason thereof, including self funded insurance reserves.

         (e) Evidence of Insurance: Concurrent with delivery of possession of the Premises to Tenant, Tenant shall provide Landlord with the following evidence of insurance:

                  (i) Certificate evidencing that each of the insurance policies required in subparagraphs (a), (b) and (c) above are in full force and effect, and

                  (ii) A copy of the applicable provision or endorsement from each of Tenant's policies specifying that Landlord and the parties designated by Landlord are additional insureds, that the insurer recognizes the waiver of subrogation set forth in Article 15 hereof, and that the insurer agrees not to cancel or alter the policy without the notice to Landlord specified in subparagraph (d) above.

         14.2 Subject to reimbursement by Tenant as provided in Article 10 herein, Landlord shall obtain and keep in force during the term hereof, a policy or policies of insurance covering loss or damage to the buildings (including Tenant Improvements) on Landlord's Parcels, providing protection against all perils included within the classification of fire and special extended  coverage,  together  with an  endorsement  providing for rental income insurance covering all Rent payable by Tenant for a period of twelve (12) months, and, at Landlord's sole option, Landlord may obtain earthquake insurance.

         14.3 If Tenant shall fail to procure and maintain any insurance policy required herein, Landlord may (but shall not be obligated to) procure the same on Tenant's behalf, and the cost of same shall be payable as Additional Rent within five (5) days after written demand therefor by landlord. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in
Article 25 hereof.

                        ARTICLE 15. WAIVER 0F SUBROGATION

         Any fire and special extended coverage insurance and any other property damage insurance carried by either party with respect to the Premises and property contained in the Premises or occurrences related to them shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of damage or loss. Each party, notwithstanding any provisions of this Lease to the contrary, waives any right of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent that the damage or loss is covered by such insurance.

                        ARTICLE 16. RELEASE AND INDEMNITY

         16.1 Tenant shall indemnify, defend and hold harmless Landlord against and from any and all claims, actions, damages, liability and expenses, including reasonable attorneys' fees, arising from or out of Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the Premises or Tenant's reserved parking spaces. Tenant shall further indemnify, defend and hold Landlord harmless from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of the Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant while in the Building, and from all costs, damages, attorney's fees, and liabilities incurred in defense of any such claim of any action or proceeding brought thereon, including any action or proceeding brought against Landlord by reason of such claim. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

         16.2 Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or by any other person in or about the Premises caused by or resulting from fire, building vibrations or movement of floor slab, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether said damage or injury results from conditions arising upon the Premises or from other source except those injuries or damages caused by Landlord's negligence. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

                     ARTICLE 17. INSOLVENCY, ETC. OF TENANT

         17.1 The filing of any petition in bankruptcy whether voluntary or involuntary, or the adjudication of Tenant as bankrupt or insolvent, or the appointment of a receiver or trustee to take possession of all or substantially all of Tenant's assets, or an assignment by Tenant for the benefit of its creditors, or any action taken or suffered by Tenant under any State or Federal insolvency or bankruptcy act including, without limitation, the filing of a petition for or in reorganization, or the taking or seizure under levy of execution or attachment of the Premises or any part thereof, shall constitute a breach of this Lease by Tenant, and in any one or more of said events this Lease shall be deemed terminated.

          17.2 Neither this Lease nor any interest therein or thereunder, nor any estate thereby created in favor of Tenant, shall be an asset of Tenant in or under any bankruptcy, insolvency or reorganization proceeding, nor shall any of the same pass by operation of law under any State or Federal insolvency or bankruptcy law to any trustee, receiver, or assignee for the benefit of creditors or any other person whatever without Landlord's express written consent.

          17.3 Landlord shall be entitled, notwithstanding any provision of this Lease to the contrary, upon re-entry of the Premises in case of a breach under this Article, to recover from Tenant as damages for loss of the bargain resulting from such breach, and not as a penalty, such amounts as are specified in Article 25, unless any statute governing the proceeding in which such damages are to be proved shall lawfully limit the amount thereof capable of proof, in which later event Landlord shall be entitled to recover as and for its damages the maximum amount permitted under said statute.

                 ARTICLE 18. PERSONAL PROPERTY AND OTHER TAXES

         18.1 Tenant shall pay, before delinquency, any and all taxes and assessments, sales, use, business, occupation or other taxes, and license fees or other charges whatever levied, assessed or imposed upon its business operations conducted in the Premises. Tenant shall also pay, before delinquency, any and all taxes and assessments levied, assessed or imposed upon its equipment, furniture, furnishings, trade fixtures, merchandise and other personal property in, on or upon the Premises.

         18.2 Tenant shall pay all taxes and assessments levied, assessed or imposed on Tenant's trade fixtures and its leasehold improvements, regardless of whether such improvements were installed and/or paid for by Tenant or by Landlord, and regardless of whether or not the same are deemed to be a part of the Building.

         18.3 Tenant shall pay (or reimburse Landlord therefor forthwith on demand) any excise tax, gross receipts tax, or any other tax however designated, and whether charged to Landlord, or to Tenant, or to either or both of them, which is imposed on or measured by or based on the rentals to be paid under this Lease, or any estate or interest of Tenant, or any occupancy, use or possession of the Premises by Tenant.

         18.4 Nothing hereinabove contained in this Article shall be construed as requiring Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, income or profits tax or taxes imposed upon Landlord.

                                ARTICLE 19. SIGNS

         Tenant shall not place, construct or maintain on the windows, doors or exterior walls or roof of the Premises or any interior portions that may be visible from the exterior of the Premises, any signs, advertisements, names, trademarks or other similar item without Landlord's consent which consent shall not be unreasonably withheld or delayed so long as the signage Tenant installs complies with all Legal Requirements and the master sign program for the Center. Landlord at Tenant's cost, payable immediately to Landlord, may remove any item so placed or maintained which does not comply with the provisions of this Article. See Addendum A-19.

                      ARTICLE 20. ASSIGNMENT AND SUBLETTING

         20.1 Tenant shall not voluntarily, involuntarily, or by operation of law assign, transfer, hypothecate, or otherwise encumber this Lease or Tenant's interest therein, and shall not sublet nor permit the use by others of the Premises or any part thereof without first obtaining in each instance Landlord's written consent. If consent is once given by Landlord to any such assignment, transfer, hypothecation or subletting, such consent shall not operate as a waiver the necessity for obtaining Landlord's consent to any subsequent assignment, transfer, hypothecation or sublease, and no assignment shall release Tenant from any liability. Any such assignment or transfer without Landlord's consent shall be void and shall option, constitute a material breach of this Lease. This Lease shall not, nor shall therein, be assignable as to Tenant's interest by operation of law, except in the event of an acquisition of Tenant, without Landlord's express prior written consent.

              [END OF ABOVE PARAGRAPH IS ILLEGIBLE, CUT OFF ON FAX]

         20.2 The consent of Landlord required under Paragraph 20.1 above shall not be unreasonably withheld, conditioned or delayed. Should Landlord withhold its consent for any of the following reasons, the withholding shall be deemed to be reasonable:

         (a) Conflict or incompatibility of the proposed use with other uses in the Building or Center;

         (b) Financial inadequacy of the proposed subtenant or assignee

         (c) A proposed use which would diminish the reputation of the Center or the other businesses located therein;

         (d) A proposed use whose impact on the common facilities of the other tenants in the Center would be disadvantageous.

         20.3 Each assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of all rents due here under, and for the due performance during the term of all the covenants and conditions herein set forth by Tenant to be performed. No assignment or transfer shall be effective or binding on Landlord unless said assignee or transferee shall, concurrently, deliver to Landlord a recordable instrument which contains a covenant of assumption by said assignee or transferee; provided that a failure or refusal to so execute said instrument shall not release or discharge the assignee or transferee from its liability aforesaid.

         20.4 If Tenant is not a publicly traded corporation, or if Tenant is an unincorporated association or a partnership, the transfer, assignment, or hypothecation or any stock or interest in such corporation, association or partnership in the aggregate of in excess of fifty percent (50%) shall be deemed an assignment within the meaning of this Article.

         20.5 If Tenant intends to assign this Lease or any interest therein, or sublet all or any part of the Premises, Tenant shall give prior written notice to Landlord of each such proposed assignment or subletting specifying the proposed assignee or subtenant and the terms of such proposed assignment or sublease. Landlord shall, within thirty (30) days thereafter, notify Tenant in writing either, that (i) it consents (subject to any conditions of consent that may be imposed by Landlord) or does not consent to such transaction, or (ii) it elects to cancel this Lease in which event the parties would have no further obligations to each other except with respect to obligations which arose prior to the effective date of termination or which otherwise survive the termination of this Lease.

         20.6 In the  event of an  assignment  or  subletting  pursuant  to this
Article 20, Tenant shall assign to Landlord any and all consideration paid to Tenant directly or indirectly for the assignment by Tenant of its leasehold interest, and 100% of any and all subrentals payable by sublessees to Tenant which are in excess of One Dollar and Thirty Eight Cents ($1.38) per square foot of GLA per month (which amount shall be increased by the same percentage that Tenant's initial minimum monthly rent of One Dollar and Seventeen Cents ($1.17) psf increases pursuant to Exhibit E).

         20.7 Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys fees' incurred in connection with the processing and documentation of any requested assignment, transfer, hypothecation or subletting of this Lease aforesaid, whether or not such consent is granted.

                     ARTICLE 21. RIGHTS RESERVED BY LANDLORD

          Subject to Tenant's reasonable security requirements, upon reasonable prior notice, Tenant shall permit Landlord or its agents to enter the Premises for the purposes of:

         (a) Inspection of the Premises and the equipment therein;

         (b) Making repairs or improvements to the Premises and/or the building of which it is a part;

         (c) Performing remodeling, construction or other work incidental to any portion of the Building or Center, including, without limitation, the premises of another tenant adjacent to, above or below the Premises.

         (d) Showing the Premises to persons wishing to purchase or make a mortgage loan upon the same;

         (e) Posting notice of non-responsibility;

         (f) Posting "For Lease" signs and showing the Premises to persons wishing to rent the Premises during the last six (6) months of the term of this Lease.

         Landlord further reserves the right to install, maintain, use, replace and relocate ducts, wires or conduits, supports and pipes through, under or above the Premises in locations which will not unreasonably interfere with Tenant's use of the Premises.

                         ARTICLE 22. CONSENT OF LANDLORD

         Whenever Landlord's consent or approval is required prior to any action under this Lease, in no event shall Landlord be liable in monetary damages for withholding its consent or approval unless Tenant proves the same to have been withheld maliciously or in bad faith.

                    ARTICLE 23. RIGHT OF LANDLORD TO PERFORM

         All covenants to be performed by Tenant hereunder shall be performed by Tenant at its sole cost and expense and without any abatement of any rent to be paid hereunder. If Tenant shall fail to pay any sum, other than rent, required to be paid by it or shall fail to perform any other act on its part to be performed, and such failure shall continue beyond the applicable grace period set forth in Article 25, Landlord may (but shall not be obligated to) and without waiving or releasing Tenant from any of its obligations, make any such payment or perform any such other act on Tenant's part to be made or performed as herein provided. All sums so paid by Landlord and all necessary incidental costs, together with interest at the lesser of 1.5% per month or the maximum lawful rate per annum from the date of such payment by Landlord shall be payable by Tenant as Additional Rent within five (5) days after Landlord's written demand therefor. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease and Landlord may, without any further notice, exercise its remedies specified in Article 25 hereof.

                          ARTICLE 24. LANDLORD DEFAULT

         24.1 If Landlord shall be in default of any covenant of this Lease to be performed by it, Tenant, prior to exercising any right or remedy it may have against Landlord on account thereof, shall give Landlord a thirty (30) day written notice of such default, specifying the nature of such default. Notwithstanding anything to the contrary elsewhere in this Lease, Tenant agrees that if the default specified in said notice is of such nature that it can be cured by Landlord, but cannot with reasonable diligence be cured within said thirty (30) day period, then such default shall be deemed cured if Landlord within said thirty (30) days period shall have commenced the curing thereof and shall continue thereafter with all due diligence to cause such curing to proceed to completion.

         24.2 If Landlord shall fail to cure a default of any covenant of this Lease to be performed by it and, as a consequence of such uncured default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Landlord in the Landlord's Building and its underlying realty and out of the rents, or other income from said property receivable by Landlord, or out of the consideration received by Landlord's right, title and interest in said property, but neither Landlord nor any partner or joint venture of Landlord shall be personally liable for any deficiency.

         24.3 Tenant agrees to give any publicly recorded mortgagee and/or trust deed holders ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

                        ARTICLE 25. DEFAULT AND REMEDIES

         25.1 The occurrence of any of the following shall constitute a material breach and default of this Lease by Tenant:

         (a) Any failure by Tenant to pay when due any of the rent required to be paid by Tenant hereunder where such failure continues for five (5) days after the same is due;

         (b) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord; provided, that if the nature of such default is such that the same cannot with due diligence be cured within said period, Tenant shall not be deemed to be in default if it shall within said period commence such during and thereafter diligently prosecutes the same to completion;

         (c) The abandonment or vacation of the Premises.

         25.2 In the event of any material breach and default as aforesaid by Tenant, then in addition to any and all other remedies available to Landlord at law or in equity, Landlord shall have the right to immediately terminate this Lease and all rights of Tenant hereunder by giving written notice to Tenant of its election to do so. If Landlord shall elect to terminate this Lease, then it may recover from Tenant:

         (a) The worth at the time of the award of the unpaid rent payable hereunder which had been earned at the date of such termination; plus

         (b) The worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination and until the time of the award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

         (c) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided; plus

         (d) Any other amounts necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations hereunder or which, in the ordinary course of affairs, would likely result therefrom, and

         (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted by applicable California law from time to time.

         25.3 As used in subparagraphs (a) and (b) above, the "worth at the time of the award" is computed by allowing interest at the rate of twelve (12%) percent per annum. As used in subparagraph (c) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one (1%) percent.

         25.4 In the event of any default aforesaid by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all property and persons therefrom, and any such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant.

         25.5 If Landlord (in accordance with California Civil Code Section 1951.4) shall elect to re-enter as above provided or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, and if Landlord has not elected to terminate this Lease, Landlord may continue this Lease and may either recover all rental as it becomes due or relet the Premises or any part or parts thereof for such term or terms and upon such provisions as Landlord, in its sole judgment, may deem advisable and shall have the right to make repairs to and alterations of the Premises.

         25.6 If Landlord shall elect to relet as aforesaid, then rentals received by Landlord therefrom shall be applied as follows:

         (a) to the payment of any indebtedness other than rent due hereunder from Tenant;

         (b) to the payment of all costs and expenses incurred by Landlord in connection with such reletting;

         (c) to the payment of the cost of any alterations of and repairs to the Premises; and

         (d) to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder.

         In no event shall Tenant be entitled to any excess rental received by Landlord over and above that which Tenant is obligated to pay hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable hereunder during that month by Tenant, then Tenant shall pay such deficiency to Landlord forthwith upon demand, and said deficiency shall be calculated and paid monthly. Tenant shall also pay Landlord as soon as ascertained and upon demand, all costs and expenses incurred by Landlord in connection with such reletting and in making any such alterations and repairs which are not covered by the rentals received from such reletting.

          25.7 No re-entry or taking possession of the Premises by Landlord under this Article shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof be adjudged by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of Tenant's default, Landlord may at any time after such reletting elect to terminate this Lease because of such default.

          25.8 Nothing contained in this Article shall constitute a waiver of Landlord's right to recover damages by reason of Landlord's efforts to mitigate the damages to it caused by Tenant's default; nor shall anything in this Article adversely affect Landlord's right, as in this Lease elsewhere provided, to indemnification against liability for injury or damage to persons or property occurring prior to a termination of this Lease.

          25.9 If Landlord shall retain an attorney for the purpose of collecting any rental due from Tenant or enforcing any other covenant of this Lease, Tenant shall pay the reasonable fees of such attorney for his services regardless of the fact that no legal proceeding or action may have been filed or commenced.

          25.10 Any unpaid rent and any other sums due and payable hereunder by Tenant shall bear interest at the lesser of 1.5% per month or the maximum lawful rate per annum from the due date and until payment thereof.

          25.11 The terms "rent" and "rental" as used herein and elsewhere in this Lease shall be deemed to be and mean the Minimum Rent, all Additional Rent, rental adjustments amid any and all other sums, however designated, required to be paid by Tenant hereunder.

          25.12 Tenant acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord within five (5) days after the date due, Tenant shall pay to Landlord as additional rent an additional sum of ten percent (10%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

          25.13 If Landlord shall retain a collection agency for the purpose of collecting any moneys due from Tenant, Tenant shall pay all fees of such collection agency for their services,

             ARTICLE 26. PRIORITY OF LEASE AND ESTOPPEL CERTIFICATE

          26.1 At Landlord's election, this Lease shall be either superior to or subordinate to any and all trust deeds, mortgages, or other security instruments, ground leases, or leaseback financing arrangements now existing or which may hereafter be executed covering the Premises and/or the land underlying the same or any part or parts of either thereof, and for the full amount of all advances made or to be made thereunder together with interest thereon, and subject to all the provisions thereof, all without the necessity of having further instruments executed by Tenant to effectuate the same. Tenant agrees to execute, acknowledge and deliver upon request by Landlord any and all documents or instruments which are or may be deemed necessary or proper by Landlord to more fully and certainly assure the superiority or the subordination of this Lease and to any such trust deeds, mortgages or other security instruments, ground leases, or leasebacks. Provided, that if this Lease shall be made subordinate to any future security instrument, any person or persons purchasing or otherwise acquiring any interest at a foreclosure sale under said trust deed, mortgages or other security instruments, or by termination of said ground leases or leasebacks, shall continue this Lease in full force and effect in the same manner as if such person or persons had been named as Landlord herein and this Lease shall continue in full force and effect as aforesaid, and Tenant shall automatically become the tenant of Landlord's successor in interest and shall attorn to said successor in interest. Tenant hereby irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this Article. The words "person" and "persons" as used herein or elsewhere in this Lease shall mean individuals, partnerships, firms, associations and corporations.

          26.2 Tenant shall at any time and from time to time execute, acknowledge and deliver to Landlord, within ten (10) days after Landlord's request therefor, a written statement certifying as follows:

         (a) that this Lease is unmodified and in full force (or if there has been modification thereof, that the same is in full force as modified and stating the nature thereof);

         (b) that to the best of its knowledge, there are no uncured defaults on the part of Landlord or matters which, upon the passage of time and the giving of notice, or both, would constitute a default or breach by Tenant (or if such exist, the specific nature and extent);

         (c) that no claims or defenses exist on the part of Tenant or no events exist that would constitute a basis for such claim or defense (or if such exist, the specific nature and extent);

         (d) the date to which any rents and other charges have been paid in advance, if any;

         (e) such other matters which are reasonably requested by Landlord with respect to the Lease and its status, including status of construction; and

         (f) that Tenant will not enter into any agreements or modification of the Lease without the prior written consent of the lender specified by Landlord, provided such consent would not be unreasonably withheld.

         If Tenant shall fail to execute and deliver any such statement to Landlord within ten (10) days after Landlord's written request therefor, Landlord may, as Tenant's attorney-in-fact coupled with an interest, execute said statement for and on behalf of Tenant, and in Tenant's name. Further, Landlord, at its option, may treat same as a material breach and default under this Lease.

         26.3 At Landlord's election, this Lease shall be subordinate to any and all encumbrances, covenants, restrictions, conditions and easements of record now existing or which may hereafter be executed covering the Premises and/or the land underlying the same or any parts thereof without the necessity of having further instruments executed by Tenant to effectuate the same.

                            ARTICLE 27. HOLDING OVER

         If, without the execution of a new lease or written extension of this Lease, and with the consent of Landlord, Tenant shall hold over after the expiration of the term of this Lease, Tenant shall be deemed to be occupying the Premises as a tenant from month-to-month, which tenancy may be terminated as provided by law. During said tenancy, the minimum rent payable to landlord by Tenant shall be one hundred fifty percent (150%) of the Minimum Rent set forth in Article 3 of this Lease which is payable immediately preceding the date of expiration of this Lease, and upon all of the other terms, covenants and conditions set forth in this Lease so far as the same are applicable.

         If Tenant shall holdover and fail to surrender the Premises upon the termination of this Lease without Landlord's consent, in addition to any other liabilities to Landlord arising therefrom, Tenant shall and does hereby agree to indemnify and hold Landlord harmless from loss or liability resulting from such failure including, but not limited to, claims made by any succeeding tenant founded on such failure.

                               ARTICLE 28. NOTICES

         All notices, approvals, demands, consents or other communications required or permitted under this Lease shall be in writing and shall be deemed to have been given when personally served or received by certified mail, postage prepaid, or on the next business day sent by telefax, Express Mail, Federal Express or similar reputable overnight delivery service, addressed to the appropriate party at the address indicated next to each party's signature below.

                                ARTICLE 29. LIENS

         29.1 Tenant shall pay all costs for work done by it or caused to be done by it in the Premises, specifically including Tenant's Work, and Tenant shall keep the Premises and the Center free and clear of all mechanics' liens and other liens of account or work done for Tenant or persons claiming under it. Tenant agrees to and shall indemnify and hold Landlord harmless against liability, loss, damage, costs, attorneys' fees, and any other expenses on account of claims of liens of laborers or materialmen for work performed or materials or supplies furnished for Tenant or persons claiming under it. If any such lien shall attach to the Premises or the Center, Tenant shall promptly, and in any event within twenty (20) days thereafter, discharge it as a matter of record. If necessary to accomplish same, Tenant shall furnish and record a bond to insure the protection of Landlord, the Premises, and the Center (including all buildings located thereon or of which they form a part) from loss by virtue of any such lien.

         29.2 Any bond furnished by Tenant pursuant to the provisions of Paragraph 29.1 above shall be a lien release bond issued by a corporation authorized to issue surety bonds in the State of California in an amount equal to one and one-half the amount of such claim of lien. The bond shall meet the requirements of Civil Code section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim, together with said lien claimant's costs of suit if he recovers therein.

         29.3 If Tenant shall not have paid a charge for which a mechanics' lien claim has been filed, and Tenant shall not have discharged same of record within the time permitted by Paragraph 29.1 above, Landlord may (but shall not be obligated to) pay said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith shall be payable by Tenant to Landlord as Additional Rent within five (5) days after written demand therefor. Tenant's failure to pay such Additional Rent shall constitute a material breach of this Lease, and Landlord may, without any further notice, exercise its remedies specified in Paragraph 25 hereof.

         29.4 Tenant shall, at least ten (10) days prior to commencing any work which might result in a lien as aforesaid, give Landlord written notice of its intention to commence such work, to enable Landlord to post, file and record a legally effective notice of non-responsibility. Landlord or its representatives shall have the right to enter into the Premises and inspect the same at all reasonable times, and shall have the right to post and keep posted thereon said notices of non-responsibility and such other notices as Landlord may deem proper to protect its interest therein.

                           ARTICLE 30. QUIET ENJOYMENT

         Landlord agrees that Tenant, upon payment of the Minimum Rent, Additional Rent, and all other sums and charges required to be paid by Tenant hereunder, and the due and punctual performance of all of Tenant's other covenants and obligations under this Lease, shall have the quiet and undisturbed possession of the Premises.

                           ARTICLE 31. ATTORNEYS' FEES

         Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages or for declaratory or other relief hereunder, the prevailing party shall be entitled to receive from the losing party, in addition to court costs, such amount as the court may adjudge to be reasonable as attorneys' fees for services rendered to said prevailing party, and said amount may be made a part of the judgment against the losing party.

                            ARTICLE 32. MISCELLANEOUS

         32.1 Nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be in any manner responsible for the debts or obligations of Tenant, or any other party. The covenants in this Lease are made between the parties to the Lease and shall not be deemed or construed as creating any rights in any other party claiming to be a third party beneficiary of this agreement.

         32.2 If any provision of this Lease shall be determined to be void or voidable by any court of competent jurisdiction such determination shall not affect any other provision of this Lease and all such other provisions shall remain in effect. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void or voidable and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

         32.3 If Tenant hereunder is a corporation or partnership, the parties executing this Lease on behalf of Tenant represent and warrant to Landlord that: they are authorized to enter into this Lease; this Lease is executed in the usual course of business of Tenant and that neither the corporate Articles nor Bylaws of Tenant or any partnership agreement of Tenant, as the case may be, require the consent of its shareholders or partners, as applicable, thereto; Tenant is a valid and existing corporation or partnership, as applicable; all things necessary to qualify Tenant to do business in California have been accomplished prior to the date of this Lease; all franchise and other taxes have been paid to the date of this Lease; all forms, reports, fees, and taxes required to be filed or paid by Tenant in compliance with applicable laws will be filed and paid when due.

         32.4 The entire agreement between the parties hereto is set forth in this Lease, and any agreement hereafter made shall be ineffective to change, modify, alter or discharge it in whole or in part unless such agreement is in writing and signed by both parties hereto. It is further understood that there are no oral agreements between the parties hereto affecting this Lease, and that this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter of this Lease, and none of the same shall be available to interpret or construe this Lease. All negotiations and oral agreements acceptable to both parties hereto have been merged into and are included in this Lease.

         32.5 Landlord reserves the absolute right to effect such other tenancies in the Center as Landlord shall determine to best promote the interests of the Building. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall during the term of this Lease occupy any space in any Center.

         32.6 The laws of the State of California shall govern the validity, performance and enforcement of this Lease. Should either party institute legal suit or action for enforcement of any obligation herein, it is agreed that the venue of such suit or action shall be in Alameda County, California, and Tenant expressly consents to Landlord's designating Alameda County as the venue of any such suit or action.

         32.7 A waiver of any breach or default shall not be a waiver of any other breach or default. Landlord's consent to or approval of, any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. The acceptance by Landlord of any rental or other payments due hereunder with knowledge of the breach of any of the covenants of this Lease by Tenant shall not be construed as a waiver of any such breach. The acceptance at any time or times by Landlord of any sum less than that which is required to be paid by Tenant shall, unless Landlord specifically agrees otherwise in writing, be deemed to have been received only on account of the obligation for which it is paid, and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in a letter of transmittal.

         32.8 Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, failure of power, governmental restrictions, regulations or controls, enemy or hostile governmental action, riot, civil commotion, fire or other casualty, inclement weather beyond seasonal norm and other causes of a like nature beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except that Tenant's obligations to pay Rent and any other sums or charges specifically due and payable pursuant to this Lease shall not be affected thereby, except as expressly provided in Section 12.5.

         32.9 The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Premises, and in the event of any transfer or transfers of title thereto, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations hereunder of the part of Landlord to be performed thereafter.

         32.10 Although the printed provisions of this Lease were prepared and drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but its construction shall be at all times in accord with the general tenor of the language so as to reach a fair and equitable result.

         32.11 Landlord shall have the right to relocate the Premises to another portion of the Building upon thirty (30) days prior written notice to Tenant. If notice is given at any time after the date Landlord delivers possession of the Premises to Tenant, the cost of Tenant's move shall be at Landlord's sole cost and expense.

                                ADDENDUM TO LEASE

A-2.l  Options to Renew.

         Provided Tenant is not in material default of this Lease on the date of exercise of the option or at the expiration of the initial term and provided further that Tenant has not assigned this Lease, Tenant shall have the option to extend the initial lease term for, two (2) additional, successive terms of five
(5) years each (each an "Option Term"). Tenant shall exercise the option, if at all, by delivering to Landlord written notice of the exercise no sooner than fifteen (15) months nor later than twelve (12) months prior to the expiration of the initial Lease Term or preceding Option Term, as applicable. Tenant's right to exercise each option shall be conditioned upon Tenant delivering to Landlord with Tenant's notice of exercise, current financial reports which evidence that Tenant's financial condition on the date of exercise is equal to or better than Tenant's financial condition on the date of execution of this Lease. If Tenant's financial condition has declined in Landlord's business judgment, Landlord may refuse to accept Tenant's exercise unless Tenant agrees to additional security in amounts, form and substance acceptable to Landlord in its business judgment to secure Tenant's obligations during the applicable Option Term.

         All terms, provisions, conditions and covenants of this Lease shall remain in full force and effect during the Option Terms, provided that Tenant shall have no additional option periods and the Base Rent payable during the first Lease Year of each Option Term (and for increases during the Option Term, as applicable) shall be the market rate then prevailing as projected for the commencement of the applicable Option Term, for premises comparable in size, quality and location in comparable class R&D/Office buildings throughout the Tri-Valley/Livermore area taking into account all relevant factors (the "market rent"). Minimum Rent for the Option Term shall be determined prior to the commencement of the applicable Option Term in the following manner:

         If Landlord and Tenant are unable to agree on the market rent within sixty (60) days after Tenant gives notice of its exercise of the option, then the monthly Minimum Rent payable during the option term shall be determined by appraisal in the following manner:

         If Landlord and Tenant can agree on a single appraiser, then the rate set by such appraiser shall be the Minimum Rent. If the parties cannot agree on a single appraiser, then each party, by giving written notice to the other party, shall appoint as an appraiser an experienced commercial real estate appraiser in the area in which the Premises are located. Said appointment shall be made within ten (10) days following the expiration of the sixty (60) day period aforesaid, and if one of the parties does not appoint an appraiser within that time, the single appraiser named shall be the sole appraiser and shall set the monthly Minimum Rent.

         If the two appraisers are appointed as provided herein, each shall independently prepare an estimate of the market rate within sixty (60) days. If the higher of the two estimates so determined is within ten percent (10%) of the lower estimate, then the monthly Minimum Rent to be paid by Tenant during the option term shall be the average of the amounts determined by the appraisers. If the difference between the two estimates exceeds ten percent (10%) of the lower one, the two appraisers shall select a third appraiser meeting the qualifications set forth hereinabove within ten (10) days thereafter who will likewise independently estimate the market rate within sixty (60) days after the appointment. The average of the two closest appraisals shall be set as the monthly Minimum Rent.

         Each party shall pay the fees of the appraiser appointed by such party and the parties will share equally the fees of any third appraiser appointed pursuant to this Section A-2.1.

         Notwithstanding the above, in no event shall the monthly Minimum Rent for the first year of the Option Term be less than that in effect during the last full month of the initial term. Further, commencing with the second year of the Option Term and on the first day of each Lease Year during the Option Term thereafter, the monthly Minimum Rent then in effect shall be increased by 5%. The Minimum Rent payable by Tenant during the Option Term shall be in addition to all other sums and charges payable by Tenant under the terms of this Lease

         Tenant acknowledges that the Option granted herein is personal to Tenant and may not be assigned with an assignment of this Lease.

A-19 Signage. Tenant's signage of the Premises must be in accordance with the City approved master sign program for the project. The program provides 2' x 16' signage areas at each entry structure and a 2'6" x 5'0" signage area on a monument at the street in front of each building. Tenant's corporate logo and tradestyle are permitted to be used in accordance with the parameters of the sign program. Any additional signage outside the scope of the master signage program shall be subject to the approval of the Landlord and the City of Livermore.

                                    EXHIBIT C

                                   WORK LETTER

   This Work Letter sets forth the terms and conditions relating to the construction of the Premises.

                                    SECTION 1

                      INITIAL CONSTRUCTION IN THE PREMISES

1.1 Base Building. Landlord shall construct the "Base Building" at Landlord's sole cost and expense; provided that any modifications to the Base Building required by the Tenant Improvement Work described below shall be deemed to be Tenant Improvements. The Base Building work is generally described as follows and shall be constructed in accordance with the plans for such improvements listed on the Plan List attached to this Exhibit C:

         a) Fully enclosed tilt-up concrete building(s) with 5" thick concrete slab and grade doors as shown on the construction drawings;

         b) Water and gas service stubbed into building;

         c) A sanitary sewer gut line as shown on the construction drawings;

         d) 2000 amp, 480/277 volt, 3 phase electrical service with main switch in the electrical room;

         e) Four (4) 4" telephone conduits and 8' x 8' plywood terminal board in the electrical room;

         f) Fire sprinklers at roof to meet ordinary hazard standard.

1.2 Parcel 4 Improvements. Landlord shall construct the following site improvements on Parcel 4 at Landlord's sole cost and expense: site concrete, asphalt paving, striping, exterior lighting, site utilities and landscaping. The Parcel 4 improvements shall be constructed in accordance with the plans for such improvements listed on the attached Plan List.

1.3 Landlord's Work. "Landlord's Work" shall mean all work to be constructed by Landlord described in Sections 1.1 and 1.2 above. The Base Building work within the Premises shall be deemed to be substantially completed when the work described in Section 1.1 above with respect to the portion of Building 4 comprising the Premises has been completed, subject only to minor punch list items which do not prevent Tenant from commencing construction of its Tenant Improvements.

1.4 Tenant's Work. Tenant shall construct "Tenant's Work" in the Premises. "Tenant's Work" will include designing, providing and installing all Tenant Improvements and providing the required furnishings, fixtures and equipment for Tenant's use of the Premises. As used in this Lease, the term "Tenant Improvements" shall mean all improvements to the Premises which are not part of the Base Building described in Section 1.1 above. Tenant shall construct the Tenant Improvements in accordance with all applicable laws and the plans and specifications to be prepared by Tenant and approved by Landlord pursuant to
Section 2 below. Tenant's Work shall be constructed by Tenant at its sole cost and expense. Tenant shall commence its construction promptly after the Commencement Date and thereafter shall diligently complete the same.

                                    SECTION 2

                            TENANT IMPROVEMENT PLANS

2.1 Architect/Construction Plans. Tenant shall retain an architect approved by Landlord (the "Architect") to prepare the construction plans for all Tenant Improvements to be constructed in the Premises. Tenant shall retain engineering consultants (the "Engineers") approved by

Landlord to prepare all plans and engineering working drawings relating to the structural, HVAC, electrical, plumbing, life safety, and sprinkler work in the Premises which is not part of the Base Building. The final working plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Tenant Improvement Plans". All Tenant Improvement Plans shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Building Plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Tenant Improvement Plans as set forth in this Section 2, shall be for its sole purpose and shall not obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Tenant Improvement Plans are reviewed by Landlord or its architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Tenant Improvement Plans, and Tenant's waiver and indemnity set forth in Section 16 of this Lease shall specifically apply to the Tenant Improvement Plans.

2.2 Final Design Drawings. Tenant and the Architect shall prepare the final design drawings and specifications for Tenant Improvements in the Premises (collectively, the "Final Design Drawings") and shall deliver the same to Landlord for Landlord's approval. The Final Design Drawings shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Design Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Design Drawings for the Premises if the same are unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Design Drawings to be revised to correct any deficiencies or other matters Landlord may reasonably require.

2.3 Final Working Drawings. After the Final Design Drawings been approved by Landlord, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with three (3) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same are unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

2.4 Approved Tenant Improvement Plans. The Final Working Drawings shall be approved by Landlord (the "Approved Tenant Improvement Plans") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord, Tenant may submit the Approved Tenant Improvement Plans to the City of Livermore for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Tenant Improvement Plans may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, hut which may be conditioned upon increasing the Letter of Credit described in Section 4 by an amount equal to any increase in Final Costs due to Tenant's changes.

                                    SECTION 3

                       CONSTRUCTION OF TENANT IMPROVEMENTS

3.1 Tenant's Selection of Contractors.

         3.1.1 The Contractor. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor ("Contractor") shall be subject to Landlord's prior approval.

         3.1.2 Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed subcontractors laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval. Notwithstanding the foregoing, Tenant shall retain subcontractors designated by Landlord in connection with any structural, mechanical, electrical, plumbing or heating, air-conditioning or ventilation work to be performed in the Premises.

3.2 Construction of Tenant Improvements by Tenant's Agents.

         3.2.1 Construction Contract; Cost Budget. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the total costs ("Tenant Improvement Costs") to be incurred or which have been incurred, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract.

         3.2.2 Tenant's Agents.

                  A. Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Tenant Improvement Plans; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all rules made by Landlord with respect to storage of materials, coordination of work with the contractors of other tenants and Landlord, and any other matter in connection with this Work Letter, including, without limitation, the construction of the Tenant Improvements.

                  B. Indemnity.  Tenant's  indemnity of Landlord as set forth in
Section 16.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section
16.1 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                  C. Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which maybe necessary to effect such right of direct enforcement.

                  D. Insurance Requirements.

                           1.  General Coverages. All of Tenant's  Agents  shall
carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 14 of this Lease.

                           2. Special  Coverage.  Tenant shall carry  "Builder's
All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Landlord pursuant to Article 14 of this Lease upon completion thereof. Tenant's policy of Builder's All Risk insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry Excess Liability and Products and Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Article 14 of this Lease.

                           3.  General  Terms.  Certificates  for all  insurance
carried pursuant to this Section 3.2.2(D) shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 3.2.2(D) shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 3.2.2(B) of this Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

         3.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) all building codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

         3.2.4 Mechanic's Liens. Tenant shall keep the Premises and the Center free and clear of mechanics' liens arising out of its construction of Tenant's Work as provided in Article 29. All provisions of Article 29 shall apply to Tenant's Work as if fully set forth into this Work Letter.

         3.2.5 Inspection by Landlord. Landlord shall have the right to inspect the Tenant

Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

         3.2.6 Meeting. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of the Tenant Improvement Plans and the construction of the Tenant Improvements, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings.

3.3 Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Alameda in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of mylar as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

                                    SECTION 4

                                LETTER OF CREDIT

         4.1 Amount. In order to secure the prompt and faithful performance by Tenant of all of the obligations of this Lease to be kept and performed by Tenant through the Rent Commencement Date, prior to its commencement of Tenant's Work, Tenant shall deliver to Landlord an unconditional, clean, irrevocable, standby Letter of Credit (the "Letter of Credit") in the amount equal to the total Final Costs for the construction of the Tenant improvements.

         4.2 Terms; Form. The Letter of Credit shall be substantially in the form specified in Exhibit G attached hereto and shall be on the following additional terms and conditions:

         (a) Letter of Credit shall be payable on sight with the bearer's draft issued by and drawn on a major bank or other financial institution which is defined by ICC Publication 500 as empowered to issue Documentary credits and Standby Letter of Credit (the "issuing bank") of Tenant's selection, subject to Landlord's reasonable approval. The Letter of Credit shall state that it shall be payable against sight drafts presented by Landlord, accompanied by Landlord's statement that such drawing is in accordance with the terms and conditions of this Lease; no other document or certification from Landlord shall be required to negotiate the Letter of Credit.

         (b) The Letter of Credit shall be for a term of six (6) months. The fee for the maintenance of the Letter of Credit shall be at Tenant's sole cost and expense.

         (c) Following the occurrence of a Material Default (as defined in Section 4.4 below) by Tenant, Landlord shall be entitled to draw against the Letter of Credit in the amount required to cure Tenant's default. Further in the event that prior to the Rent Commencement Date the Lease is terminated by Landlord pursuant to Article 25 due to a default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall be entitled to draw down up to $100,000 from the Letter of Credit to pay for the demolition and removal costs of the Tenant Improvements constructed by Tenant prior to the date of termination.

         (d) Landlord shall not be required to exhaust its remedies against Tenant before having recourse to the Letter of Credit pursuant to subparagraph
(c) above or to any other form of security held by Landlord or to any other remedy available to Landlord at law or in equity.

         (e) The Letter of Credit shall be transferable at no charge to Landlord.

         4.3 Reduction of Letter of Credit; Return

         During the construction of the Tenant Improvements (but not more often than monthly), upon Tenant's delivery to Landlord of all of the following: (i) evidence of payment of the Contractor for costs of work performed, (ii) a statement of the percentage of completion of the Tenant Improvements in the Premises by trade verified by Landlord; and (iii) executed mechanic's lien releases from Contractor and all subcontractors for the work for which payment was made which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d), Landlord shall cause the Letter of Credit amount to he reduced by the total amounts paid; provided that in no event shall the Letter of Credit amount be reduced below $100,000 or 10% of its initial amount, whichever is greater, prior to its return to Tenant.

         The Letter of Credit shall be returned to Tenant within fifteen (15) days after the expiration of the statutory lien period following Tenant's recording of a Notice of Completion with respect to Tenant's Work; provided that no liens have been filed during such period and Tenant is not then in default of any of its obligations under this Lease.

         4.4 Tenant's Default. Following the occurrence of any default in the payment by Tenant for any Tenant Improvements when due, and provided such default is not curred within ten (10) days after notice to Tenant (a "Material Default") under this Lease by Tenant, Landlord may (but shall not be required
to) use, apply or retain all or any part of said Letter of Credit for the payment of any amount which Landlord may spend or become obligated to spend by reason of the default, or to compensate Landlord for any other loss or damage which Landlord has suffered or may suffer by reason of Tenant's default.

                                    SECTION 5

                                  MISCELLANEOUS

         5.1 Tenant's Representative. Tenant has designated Michael Carroll as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

         5.2 Landlord's Representative. Landlord has designated William Drummond as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have fill authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

         5.3 Tenant Delay. If there shall be a delay or there are delays in the substantial completion of the Premises as a direct, indirect, partial, or total result of:

                  a. Tenant's failure to timely approve any matter requiring Tenant's approval;

                  b. A breach by Tenant of the terms of this Lease;

                  c. Changes to the base, shell and core work of the Building required by the Approved Plans; or

                  d. Any other acts or omissions of Tenant, or its agents, or employees;

(each a "Tenant Delay"); then, the dates for Landlord's delivery of the Premises to Tenant shall be extended and Tenant shall be responsible for and indemnify and hold Landlord harmless from all damages and additional costs due to such Tenant Delay.

         5.4 Time of the Essence. Time is of the essence in this Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

                                    EXHIBIT D

                      ACKNOWLEDGEMENT OF COMMENCEMENT DATE

         This Acknowledgment of Commencement Date is made as of by and between the undersigned parties with reference to that certain Lease (the "Lease") dated as of __________________, by and between Greenville Investors, L.P., as "Landlord" therein, and Ingenuus Corporation as "Tenant," for the premises located in the Pacific Corporate Center, in the City of Livermore, California, as more particularly described in the Lease. All capitalized terms referred to herein shall have the same meaning defined in the Lease, except where expressly provided to the contrary.

          1. Tenant confirms the following:

                  (a) That Tenant acquired possession of the Premises (as described in the Lease) on _______________________ that the Premises are in good order, condition and repair, and that the improvements required to be constructed for Tenant by Landlord under this Lease have been so constructed and are satisfactorily completed in all respects;

                  (b) That all conditions of the Lease to be performed by Landlord prior to the "Commencement Date" (as defined in the Lease) have been satisfied;

                  (c) That in accordance with the provisions of the Lease, the Commencement Date of the Term, is ___________________ and that, unless sooner terminated, the initial term thereof expires on _____________________;

                  (d) The Lease is in full force and effect and represents the entire agreement between Landlord and Tenant concerning the Premises and the matters covered by the Lease; and

                  (e) That Tenant has no present right of offset, defense, claim or recoupment against Landlord under the Lease.

         2. This Acknowledgment of Commencement Date shall inure to the benefit of, and bind, the parties hereto, and their respective heirs, successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.

         IN WITNESS WHEREOF, the parties have executed this Acknowledgment of Commencement Date as of the date first above written.

LANDLORD:                                     TENANT:


GREENVILLE INVESTORS, L.P.                    INGENUUS C0RPORATIQN,
a California limited partnership

By: ______________________________            By: ______________________________


Its:______________________________            Its: _____________________________

                                 PARCEL MAP 7624


                                 [IMAGE OMITTED]

                                    Exhibit A
                                    Site Plan


                                 [IMAGE OMITTED]

                                    EXHIBIT F

                            PACIFIC CORPORATE CENTER
                              RULES AND REGULATIONS

         1. The sidewalks, passages, exits and entrances of the Building (the "Building") shall not be obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Premises. The passages, exits, entrances, elevators and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of the Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Tenant shall not go upon the roof of the building.

         2. The Premises shall not be used for lodging or sleeping, and unless ancillary to a restaurant or other food service use specifically authorized in Tenant's lease, no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and its employees shall be permitted. Tenant shall not cause or permit any unusual or objectionable odors to be produced on the Premises.

         3. Unless specifically provided for in the Lease, all janitorial work and light bulb replacement for the Premises shall be paid for by the Tenant.

         4. Landlord retains in all cases the right to prescribe the method and manner in which any merchandise, furniture, iron safe or heavy or bulky object shall be brought in or taken out of the Building, and the hour at which the same shall be done, and further retain the right to limit and prescribe the weight, size and proper position thereof. All damage done to the Building by the bringing in or taking out thereof or by reason of the presence thereof in the Building, shall be made good and immediately paid by Tenant, by, through or under whom the said damage may have been done. No iron safe or other heavy or bulky object shall be brought into the Building or removed therefrom, except by experienced safe men, movers or riggers, authorized in writing by Landlord.

         5. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that approved by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the building.

         6. Nothing shall be placed on the outside of the Building, or on the windows, window-sills or projections without Landlord's prior written approval.

         7. Tenant must, upon Lease termination, leave the door and windows in the demised Premises in the like condition as at the time of taking possession, and must then surrender all keys delivered to said Tenant of all doors.

         8. Tenant shall not bring or keep any animals or birds in or about the Building.

         9. In case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of same by such action as Landlord may deem appropriate, including closing entrances to the Building.

         10. Tenant shall only allow its employees to park in such areas as designated by Landlord. Vehicles of Tenant and their employees may be required to have identifying stickers provided by Landlord. Tenant agrees to assist Landlord in enforcing parking restrictions and participate in parking regulation programs. No overnight parking is permitted in the Center without prior written permission from Landlord. Vehicles left overnight may be towed at owner's expense. Tenant's reserved parking spaces must be kept free of engine oil, transmission fluid or any other like spills from vehicles. If notified by Landlord that a vehicle of Tenant, its employees, agents or contractors has created a spill Tenant must immediately clean it or Landlord will have it cleaned and Tenant will he billed.

         11. Tenant shall see that the doors of the Premises are closed and securely locked at such time as Tenant's employees leave the Premises.

         12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose or in any other manner other than that for which they were constructed, no foreign substance of any kind whatsoever shall be deposited therein, and any damage resulting to same from Tenant misuse shall be paid for by Tenant.

         13. Except with the prior consent of Landlord, Tenant shall not sell, or permit the sale from the Premises or use or permit the use of any sidewalk area adjacent to the Premises for the sale of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, or for any business or activity other than that specifically provided for in Tenant's lease.

         14. Except with the prior consent of Landlord, no sales of merchandise, storage or any other business operation will be allowed in any of the common areas or outside of Tenant's premises.

         15.  Tenant  shall  not  install  any  radio  or  television   antenna,
loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written approval.

         16. If Tenant desires to introduce signaling, telegraphic, telephonic or other wires and instruments, Landlord will direct the electricians as to where and how the same are to be placed, and without such direction, no placing, boring or cutting for wires will be permitted. Landlord retains in all cases the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the Building as Landlord shall specify and to require compliance by Tenant or by those furnishing service by or using such wires or by others with the directions, requirements or rules. Landlord shall have the right to immediately cut, displace and prevent the use of such wires. All wires used by Tenant must be clearly tagged at the distributing boards and junction-boxes and elsewhere in the Building, with the number of the office to which said wires lead, and the purpose for which said wires respectively are used, together with the name of the company operating same. The attaching of wires to the outside of the Building is absolutely prohibited.

         17. Tenant shall not use or allow any of its vendors to use in any space, or in the common areas of the Building, any handtrucks, carts, dollies or bins except those equipped with rubber tires and wall protecting side guards. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises. Further, all repair costs of any damage resulting from deliveries to the Premises shall be at Tenant's sole cost and expense. Fork lifts must be equipped with pneumatic (soft) tires only. Any other mobile weight handling equipment shall have the Landlord's written approval before use in the building.

         18. Tenant shall store all its trash and garbage within designated trash enclosures. Any trash not disposed of in the manner above and determined and identified as being Tenant's will be properly disposed of by Landlord, and such Tenant shall be responsible for all costs for time, materials and labor involved. Absolutely no household items such as mattresses, garden clippings, furniture, tires, batteries, etc. shall be disposed of in the Building. No hazardous material shall be placed in Building's trash boxes or receptacles or any other materials if such material is of such nature that it may not be disposed of in the ordinary customary manner of removing and disposing of trash and garbage in the City of Livermore without being in violation of any law or ordinance governing such disposal or any requirement or regulation.

         19. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Center is prohibited and Tenant shall cooperate to prevent same.

         20. Landlord may direct the use of all pest extermination and scavenger contractors at such intervals as Landlord may require.

         21. Landlord reserves the right to select the name of the Center and the buildings therein and to make such change or changes of name as it may deem appropriate from time to time, and Tenant shall not refer to the Center and the buildings therein by any name other than; (i) the names as selected by Landlord (as same may be changed from time to time) or (ii) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Center and the buildings therein in any respect other than as an address of its operation in the Center without the prior written consent of Landlord.

         22. At all times during the term of this Lease, Tenant shall not conduct any going-out-of-business, fire, bankruptcy, sidewalk or distress sale on or about the Premises without Landlord's prior written consent.

         23. All directory strips and suite door identification signs must be building standard as established by Landlord.

         24.  The   requirements  of  Tenant  will  be  attended  to  only  upon application at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless special written instructions have been given by Landlord to the employee.

         25. Tenant shall not disturb, solicit, or canvass any occupant of the Building or Center and shall cooperate with Landlord or Agent of Landlord to prevent same.

         26. Tenant is required per the City of Livermore Fire Code to have a fully serviced fire extinguisher(s) in the Premises in good working order, including a current inspection certificate.

         27. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of any other tenant or tenants, or prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants in the Building.

         28. Wherever the word "Tenant" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, employees and visitors, Wherever the word "Landlord" occurs in the Rules and Regulations, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, and employees.

         29. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of any lease of Premises in the Center.

         30. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed to for safety, care and cleanliness of the Center, and for the preservation of good order herein.

         31. Tenant shall not exceed the maximum occupancy of the Premises as determined by the City of Livermore Fire Marshall.

         32. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes required by Tenant. Two keys will be furnished by Landlord for each entry door to the Premises. The suite keys may be duplicated by Tenant, but duplication of any Building keys are prohibited. Upon termination of the Lease, all keys to the Premises shall be surrendered to Landlord.

         33. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

         34. Tenant shall park motor vehicles in those general parking areas as designated by landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with the traffic flow within the center and loading and unloading areas of other tenants.

         35. Business machines and mechanical equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building to such a degree as to be objectionable to Landlord or other Building tenants, shall be placed and maintained by Tenant at Tenant's expense on vibration eliminators or other devices sufficient to eliminate noise or vibration.

         36. All goods, including material used to store goods, delivered to the premises of tenant shall be immediately moved into the premises and shall not be left in the parking or receiving areas overnight.

         37. Tractor trailers which must be unhooked or parked with dolly wheels on asphalt paving must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers shall be permitted in the auto parking areas of the Center or on the streets adjacent thereto.

         38. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

         39. Tenant shall not permit any animals, including but not limited to, any household pets to be brought or kept in or about the Premises, the Building or the Center or any of the Common Areas of the foregoing.

         40. Tenant shall not permit any motor vehicles to be washed on any portion of the premises or in the Common Areas of the Center nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the premises or in the Common Areas of the Center.